UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2011

PATHFINDER BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-23601	16-1540137
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

214 West First Street, Oswego, New York	13126
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                     (315) 343-0057

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 8.01                      Other Events.

On April 6, 2011, Pathfinder Bancorp, Inc. obtained from the Office of Thrift Supervision approvals and waivers associated with the issuance of 150,000 shares of Common Stock under the Pathfinder Bancorp, Inc. 2010 Stock Option Plan and 125,000 shares of Common Stock to be issued to the Pathfinder Bank Employee Stock Ownership Plan.  Pathfinder Bancorp, Inc. obtained shareholder approval of the 2010 Stock Option Plan at its 2010 Shareholders’ Meeting.

Item 9.01.                      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

DATE: April 06, 2011	By: /s/ Edward Mervine
Edward Mervine
Corporate Counsel